Exhibit 10.38

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

FORM OF

TEXAS PRODUCED WATER SERVICES AGREEMENT

AGREEMENT ADDENDUM 01

PERMIAN

CONTRACT NUMBER: BLPR01-PW

This AGREEMENT ADDENDUM 01 (this “Agreement Addendum”) (a) shall be effective as among the Persons named below as “Producer” and “Midstream Co” as of the date specified below as the “Effective Date,” (b) incorporates the Texas Agreement Terms and Conditions Relating to Produced Water Services (the “Agreement Terms and Conditions”), which were last amended effective as of the Effective Date, and (c) together with the Agreement Terms and Conditions, shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein (i) all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions, and (ii) all references to Exhibits, Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Articles, Sections, subsections and other subdivisions of or to the Agreement Terms and Conditions.

Producer desires to contract with Midstream Co for Midstream Co to provide the Services utilizing the Individual System, and Midstream Co desires to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co and Producer hereby agree as follows:

Producer	Rosetta Resources Operating LP, a Delaware limited partnership

Midstream Co	Blanco River DevCo LP, a Delaware limited partnership

Parties	The term “Party” or “Parties” shall refer to Producer and Midstream Co identified in this Agreement Addendum

Effective Date	September 1, 2016

Agreement Addendum 01 – Page 1

Texas Produced Water Services Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Dedication Area

The following areas within Reeves County, Texas:

H&GNRR Block 5

H&GNRR Block 6

H&GNRR Block 13

PSL Block C18

PSL Block C10

PSL Block C9

PSL Block C8

PSL Block C7

PSL Block C6

T&P RR Block 51-T7

T&P RR Block 50-T7

Individual First Phase Rate	$[**]/ Barrel

Individual Second Phase Fee	[**].

Individual Disposal by Truck Fee	[**].

Agreement Addendum 01 – Page 2

Texas Produced Water Services Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notices and Payments
Notice Address – General Matters & Correspondence	Midstream Co: Midstream Co c/o Noble Midstream Services, LLC 1001 Noble Energy Way Houston, TX 77070
	Attention:	Chief Financial Officer John F. Bookout, IV
	Telephone:	(832) 639-7134
	Email:	John.Bookout@nblenergy.com

Producer: Rosetta Resources Operating LP c/o Noble Energy, Inc. 1001 Noble Energy Way Houston, TX 77070
	Attention:	John Nedelka, Director Revenue Accounting
	Telephone:	(281) 872-3120
	Email:	John.Nedelka@nblenergy.com

Agreement Addendum 01 – Page 3

Texas Produced Water Services Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notice Address – Operational Matters	Midstream Co: Midstream Co c/o Noble Midstream Services, LLC 1001 Noble Energy Way Houston, TX 77070
	Attention:	Chief Operating Officer John C. Nicholson
	Telephone:	(281) 876-6186
	Email:	John.Nicholson@nblenergy.com

Producer: Rosetta Resources Operating LP c/o Noble Energy, Inc. 1001 Noble Energy Way Houston, TX 77070
	Attention:	John Nedelka, Director Revenue Accounting
	Telephone:	(281) 872-3120
	Email:	John.Nedelka@nblenergy.com

Agreement Addendum 01 – Page 4

Texas Produced Water Services Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notice Address – Force Majeure, interruptions and Pipeline Unavailability	Midstream Co: Midstream Co c/o Noble Midstream Services, LLC 1001 Noble Energy Way Houston, TX 77070
	Attention:	Chief Operating Officer John C. Nicholson
	Telephone:	(281) 876-6186
	Email:	John.Nicholson@nblenergy.com
Producer: Rosetta Resources Operating LP c/o Noble Energy, Inc. 1001 Noble Energy Way Houston, TX 77070
	Attention:	John Nedelka, Director Revenue Accounting
	Telephone:	(281) 872-3120
	Email:	John.Nedelka@nblenergy.com

Agreement Addendum 01 – Page 5

Texas Produced Water Services Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Notice Address – Invoicing Matters	Midstream Co: Midstream Co c/o Noble Midstream Services, LLC 1001 Noble Energy Way Houston, TX 77070
	Attention:	Ian Dams
	Telephone:	(832) 639-7406
	Email:	ian.dams@nblenergy.com

Producer: Rosetta Resources Operating LP c/o Noble Energy, Inc. 1001 Noble Energy Way Houston, TX 77070
	Attention:	John Nedelka, Director Revenue Accounting
	Telephone:	(281) 872-3120
	Email:	John.Nedelka@nblenergy.com

Payments by Electronic Funds Transfer

Midstream Co:

ABA for wire: 021000021

ABA for ACH: 111000614

Account Number: 880285205

Account Name: Blanco River DevCo LP

Financial Institution: JP Morgan

Bank Swift: CHASUS33

Producer:

ABA/Routing Number: 021000021

Account Number: 700628402

Account Name: Rosetta Resources Operating LP

Financial Institution: JPMorgan Chase – New York

Bank Swift: CHASUS33

(End of Agreement Addendum 01)

Agreement Addendum 01 – Page 6

Texas Produced Water Services Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

ROSETTA RESOURCES OPERATING LP

BY: ROSETTA RESOURCES OPERATING GP, LLC, its general partner

By:
Name:
Title:

STATE OF TEXAS	)
) ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this      day of         ,     , by              as              of Rosetta Resources Operating GP, LLC, a Delaware limited liability company, acting as the general partner of Rosetta Resources Operating LP, a Delaware limited partnership.

WITNESS my hand and official seal.

My commission expires:

Notary Public

Agreement Addendum 01 – Signature Page 1

Texas Produced Water Services Agreement

Permian

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

“Midstream Co”

BLANCO RIVER DEVCO LP

By:	Blanco River DevCo GP LLC
	By:	Noble Midstream Services, LLC

By:
Terry R. Gerhart
Chief Executive Officer

STATE OF TEXAS	)
) ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this      day of         ,         , by Terry R. Gerhart as Chief Executive Officer of Noble Midstream Services, LLC, in its capacity as sole member of Blanco River DevCo GP LLC, in its capacity as the general partner of Blanco River DevCo LP, a Delaware limited partnership.

WITNESS my hand and official seal.

My commission expires:

Notary Public

Agreement Addendum 01 – Signature Page 2

Texas Produced Water Services Agreement

Permian